EXHIBIT 99.1

IND 50987

MEETING REQUEST GRANTED

TNI Bio Tech Inc. Attention: Annie Foster
Vice President, Clinical and Regulatory Affairs 6701 Democracy Plaza, Suite 300
Bethesda, MD 20817 Dear Ms. Foster:

Please refer to your Investigational New Drug Application (IND) submitted under section 505(i) of the Federal Food, Drug, and Cosmetic Act for [Met5]-enkephalin (MENK).

We also refer to your June 10, 2013, correspondence requesting an End of Phase 2 meeting to discuss the clinical development program and CMC plans for MENK in combination with gemcitabine in the treatment of pancreatic cancer. Based on the statement of purpose, objectives, and proposed agenda, we consider the meeting a type B meeting.

The meeting is scheduled as follows:

Date:
Time:        Confidential
Location:

Invited CDER Participants:

         Confidential

IND 50987

Please e-mail me any updates to your attendees at         Confidential    , at least one week prior to the meeting. For each foreign visitor, complete and email me the enclosed Foreign Visitor Data Request Form, at least two weeks prior to the meeting. A foreign visitor is any non- U.S. citizen who does not have Permanent Resident Status or a valid U.S. Federal Government Agency issued Security Identification Access Badge. If we do not receive the above requested information in a timely manner, attendees may be denied access.

A few days before the meeting, you may receive an email with a barcode generated by FDA’s Lobbyguard system. If you receive this email, bring it with you to expedite your group’s admission to the building. Ensure that the barcode is printed at 100% resolution to avoid potential barcode reading errors.

Please have all attendees bring valid photo identification and allow 15-30 minutes to complete security clearance. Upon arrival at FDA, provide the guards with either of the following numbers to request an escort to the conference room:  Confidential

Submit background information for the meeting (three paper copies or one electronic copy to the application and 25 desk copies to me) at least four weeks prior to the meeting. If the materials presented in the information package are inadequate to prepare for the meeting or if we do not
receive the package by    Confidential      , we may cancel or reschedule the meeting.

Submit the 25 desk copies to the following address:

Food and Drug Administration
Center for Drug Evaluation and Research
Confidential

Please be advised that you must submit a Pediatric Study Plan (PSP) within 60 days of your scheduled end-of-Phase 2 meeting. The PSP must contain an outline of the pediatric study or studies that you plan to conduct (including, to the extent practicable study objectives and design, age groups, relevant endpoints, and statistical approach); any request for a deferral, partial waiver, or waiver, if applicable, along with any supporting documentation, and any previously negotiated pediatric plans with other regulatory authorities. For additional guidance on submission of the PSP you may contact the Pediatric and Maternal Health Staff at  Confidential

IND 50987

If you have any questions, call me at  Confidential

Sincerely,

{See appended electronic signature page}

Confidential

Division of Oncology Products 2 Office of Hematology and Oncology Products Center for Drug Evaluation and Research

Enclosure:
Foreign Visitor Data Request Form

IND 50987

FOREIGN VISITOR DATA REQUEST FORM

VISITORS FULL NAME (First, Middle, Last)
GENDER
COUNTRY OF ORIGIN/CITZENSHIP
DATE OF BIRTH (MM/DD/YYYY)
PLACE OF BIRTH (city and country)
PASSPORT NUMBER COUNTRY THAT ISSUED PASSPORT ISSUANCE DATE: EXPIRATION DATE:
VISITOR ORGANIZATION/EMPLOYER

MEETING START DATE AND TIME
MEETING ENDING DATE AND TIME
PURPOSE OF MEETING
BUILDING(S) & ROOM NUMBER(S) TO BE VISITED
WILL CRITICAL INFRASTRUCTURE AND/OR FDA LABORATORIES BE VISITED?

HOSTING OFFICIAL (name, title, office/bldg, room number, and phone number)
ESCORT INFORMATION (If different from Hosting Official)

This is a representation of an electronic record that was signed electronically and this page is the manifestation of the electronic signature.

/s/ _____________________________________

Confidential

06/21/2013